[EXHIBIT 99.1]

ROBERT S. RIFKIND
DAVID J. STONE
CRAVATH, SWAINE & MOORE
WORLDWIDE PLAZA
825 EIGHTH AVENUE
NEW YORK, NY 10019-7475
(212) 474-1000

ARTHUR N. GREENBERG (State Bar No. 023756)
MICHAEL A. GREENE (State Bar No. 047931)
GREENBERG GLUSKER FIELDS
  CLAMAN & MACHTINGER LLP
1900 Avenue of the Stars
Suite 1200
Los Angeles, California 90067-4590
(310) 553-3610

Attorneys for King World Productions,
Inc.

                SUPERIOR COURT OF THE STATE OF CALIFORNIA

                      FOR THE COUNTY OF LOS ANGELES



KING WORLD PRODUCTIONS, INC.,

                         Plaintiff,
                                                   CASE NO. BC168059
                          v.                       COMPLAINT FOR
                                                   DECLARATORY RELIEF
CALIFON PRODUCTIONS, INC., JEOPARDY
PRODUCTIONS, INC., AND DOES 1
THROUGH 10, INCLUSIVE,

                          Defendants.
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        Plaintiff King World Productions, Inc. ("King World")
alleges as follows:

        1. King World is a corporation transacting business in this state.

        2. Defendants Califon Productions, Inc. ("Califon") and Jeopardy Productions, Inc. ("Jeopardy") are corporations transacting business in this state.



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        3.     The true names and capacities of defendants named
herein as Does 1 through 10 are unknown to plaintiff, who therefore sues said defendants by such fictitious names. Plaintiff will ask leave of this court to amend this complaint to show their true names and capacities when the same have been ascertained. Plaintiff is informed and believes, and thereon alleges, that Does 1 through 10 claim an interest in the Agreements hereinafter referred to and are aligned with Califon and Jeopardy with respect to their interpretation of said Agreements.

        4. On or about December 15, 1982, King World and Califon entered into an agreement (the "WOF Agreement") through which King World acquired certain rights with respect to the television game show "Wheel of Fortune." A true and correct copy of the WOF Agreement and amendments thereto is attached hereto as Exhibit A and by this reference incorporated herein.

        5. On or about November 1, 1983, King World and Califon entered into another agreement (the "Jeopardy Agreement") through which King World acquired certain rights with respect to the television game show "Jeopardy!." A true and correct copy of the Jeopardy Agreement and amendments thereto is attached hereto as Exhibit B and by this reference incorporated herein. Califon subsequently assigned its rights and delegated its obligations under the Jeopardy Agreement to its affiliate Jeopardy. The WOF Agreement and the Jeopardy Agreement are referred to collectively herein as the "Distribution Agreements."




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        6.     Under the Distribution Agreements, King World is
authorized to distribute "Wheel of Fortune" and "Jeopardy!"
(collectively, the "Programs").

        7. Each of the Distribution Agreements provides in paragraph 21 that ". . . [King World] is engaged in the business of distributing television programs and that nothing herein contained shall be deemed to restrict or limit in any way [King World's] right to produce or distribute other television programs except that during the term [King World] shall not distribute any other strip game show for first run syndication."

        8. King World has informed defendants that it intends to produce or license others to produce another strip game show for distribution in first-run syndication by others.
Defendants have responded that they believe any such production or licensing would constitute a breach of the Distribution Agreements.

        9. An actual controversy has arisen and now exists between King World on the one hand and defendants on the other for which no adequate remedy at law exists in that King World contends that the Distribution Agreements do not restrict or limit in any way King World's right to produce or license others to produce any other television programs, including strip game shows for distribution in first-run syndication, whereas defendants contend that any such production or licensing by King World is prohibited by and would be a breach of the Distribution Agreements.

        10. A judicial declaration of the Parties' rights and obligations under the Distribution Agreements and, in particular, that nothing contained in the distribution Agreements restricts or limits in any way King World's right to produce or license others to produce any other television programs, including strip game shows for distribution in first-run syndication by others, and that doing so is not a breach of said Agreements is necessary.

        WHEREFORE, plaintiff prays Judgment as follows:

        1.     For a declaration of the parties' rights and
obligations under the Distribution Agreements, and, in
particular, that nothing contained in the Distribution
Agreements restricts or limits in any way King World's right to produce or license others to produce any other television programs, including strip game shows for distribution in
first-run syndication by others, and that doing so is not a
breach of said Agreements;
/ / /
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        2.     For plaintiff's costs of suit incurred herein; and

        3. For such other and further relief as the Court deems just and proper.

DATED:  March 24, 1997


                                             CRAVATH, SWAINE & MOORE,

                                             GREENBERG GLUSKER FIELDS
                                               CLAMAN & MACHTINGER LLP


                                             By
                                                 /s/ ARTHUR N. GREENBERG
                                                 -----------------------
                                                 Arthur N. Greenberg
                                                 Attorney for King World
                                                 Productions, Inc.